American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement AC Alternatives® Income Fund
Supplement dated December 4, 2020 ■ Summary Prospectus and Prospectus dated March 1, 2020

The Board of Directors has approved a plan of liquidation for the AC Alternatives Income Fund. Under the plan, the liquidation date of the fund will be February 26, 2021.

The fund will be closed to all new accounts and all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on January 15, 2021.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may increase the use of hedges intended to reduce market risk. They also plan to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL- 96799 2012